UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2020

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 NE Park Plaza Drive, Suite 100

Vancouver, WA 98684

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: 360-397-6250

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NWPX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 7, 2020, Amanda Kulesa was elected to the Board of Directors of Northwest Pipe Company (the “Company”) for a term expiring at the Company’s next Annual Meeting of Shareholders. The Company’s Board of Directors (the “Board”) has determined that Ms. Kulesa is an independent director in accordance with guidelines that the Company has adopted, which comply with the listing standards set forth by the Nasdaq Stock Market. The Board appointed Ms. Kulesa to the Nominating and Governance Committee of the Board.

Ms. Kulesa is a senior partner of Somerville Partners in Denver, Colorado, which specializes in management and organizational psychology. Ms. Kulesa has 19 years of experience working with Global 500 organizations providing directors and senior level executives with an understanding of how to maximize leadership effectiveness and build value creation through long-term strategic planning. Ms. Kulesa holds a PH.D. and M.A. in Industrial Psychology from Bowling Green State University and obtained her undergraduate degree from The University of Colorado, Boulder.

Ms. Kulesa will receive compensation for her service on the Board consistent with that provided to all other non-employee directors, as described under the caption “Director Compensation” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 23, 2020, as adjusted by the Board from time to time.

There are no arrangements or understandings between Ms. Kulesa and any other persons regarding her appointment to the Board, nor is Ms. Kulesa a party to any related party transactions required to be reported pursuant to Item 404(a) of Regulation S-K.

The Company issued a press release on July 9, 2020 announcing the election of Ms. Kulesa to the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

(d)	99.1 Press Release issued by Northwest Pipe Company dated July 9, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on July 9, 2020.

NORTHWEST PIPE COMPANY
(Registrant)

By	/s/ Aaron Wilkins
Aaron Wilkins,
Senior Vice President, Chief Financial Officer, and Corporate Secretary